Rule 497(e)
                                                             File Nos. 333-01153



                            SCHWAB SELECT ANNUITY(R)

                       SUPPLEMENT DATED FEBRUARY 22, 2005
                 To the Prospectus dated April 30, 2004 for the
                        Variable Annuity-1 Series Account
                 of Great-West Life & Annuity Insurance Company

Please note the following changes to the Prospectus.

Effective on or about July 25, 2005 (the "Liquidation Date"), the Scudder Investments VIT Funds - EAFE Equity Index Fund (the "Fund") will be liquidated and terminated. This liquidation and termination is the result of a vote of the Board of Trustees of the Scudder Investments VIT Funds. In conjunction with approving the cessation of operations of the Fund, the Board further approved closing the Fund to new investments effective as of the close of business on December 17, 2004. Existing investors in the Fund's Sub-Account may continue to invest assets into the Fund's Sub-Account until the last business day before the Liquidation Date. Any assets that remain in the Fund's Sub-Account on the Liquidation Date will be transferred to the Schwab Money Market PortfolioTM Sub-Account.

Effective as of the close of the market on the last business day before the Liquidation Date, the Sub-Account investing in the Fund will be closed to new Contributions and Transfers in. "Closed to new Contributions and Transfers in" means you will not be able to allocate any amounts (either through initial Contribution, Transfers or additional Contributions) to the Fund.

If you have any amount in the Sub-Account that invests in the Fund, you may do the following (subject to the terms and conditions contained in the Prospectus):

o Transfer amounts out of the Sub-Account into other Sub-Accounts;
o withdraw amounts from the Sub-Account; and
o maintain your current investment in the Sub-Account until the Liquidation
  Date.

Please note: If you have given us allocation instructions for Contributions or other purposes (for example, dollar cost averaging or periodic account value rebalancing under the rebalancer option) directing us to invest in this Sub-Account, you need to provide us with new instructions for amounts that would have otherwise gone into this Sub-Account. If you do not provide new instructions, any scheduled Contributions to this Sub-Account on or after the Reorganization Date will be allocated to the Schwab Money Market PortfolioTM Sub-Account.

As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of Portfolios.

               Please keep this supplement for future reference.